                                   Exhibit 4.2

FRONT

NUMBER              [LOGO]                                  SHARES

GL                           INCORPORATED UNDER THE LAWS
                               OF THE STATE OF DELAWARE

                   COMMON STOCK                  COMMON STOCK

                                                 CUSIP 368689 10 5
                                            SEE REVERSE SIDE FOR CERTAIN
                                                 DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF GENE LOGIC INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

                                   GENE LOGIC INC.
                                    CORPORATE SEAL
                                         1994
                                       DELAWARE

                        [SIG]                         [SIG]

PRESIDENT AND CHIEF EXECUTIVE OFFICER      CHIEF FINANCIAL OFFICER AND SECRETARY

COUNTERSIGN AND REGISTERED:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

BACK                         GENE LOGIC INC.

    The Corporation is authorized to issue Common Stock and Preferred Stock.
The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

    The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its principal office.


TEN COM - as tenants in common         UNIF TRF MIN ACT - _________ Custodian (until age   )
TEN ENT - as tenants by the entireties                     (Cust)
JT TEN  - as joint tenants with right                     _________ under Uniform Transfers
          of survivorship and not as                       (Minor)
          tenants in common                               to Minors Act ___________
                                                                          (State)

      Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________ hereby sells, assign and transfer
                       (Name of Assignor)
unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
________________________________________________________________________ Shares
of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint ______________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________
                                                 X
                                                 --------------------------
                                                 X
                                                 --------------------------
                        Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

_________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.